Notaria
Eduardo Avello Concha
Orrego Luco 0153, Providencia
Fonos: 3342213-2317183
Ate. Carolina Molina

Rep: 12.577-2015
Ot: 798738

CONTRATO PROMESA DE UNILATERAL DE COMPRA u OPCIÓN MINERA

PROPIEDAD EXETER UNO-CINCUENTA Y CUATRO

MINERA STAMFORD S.A.

A

MINERA POLYMET LIMITADA

En Santiago de Chile, a doce de Mayo de dos mil quince, ante mí, **EDUARDO AVELLO CONCHA**, abogado, notario público, titular de la Vigésima Séptima Notaría de Santiago, con oficio en calle Orrego Luco número cero ciento cincuenta y tres, de esta comuna y ciudad, comparecen, por una parte, don **David Marcus Mitchell**, canadiense,

ejecutivo, soltero, número de pasaporte canadiense JX seis dos cinco dos dos nueve, en representación, según se acreditará, de la sociedad **MINERA STAMFORD S.A.**, empresa minera, Rol Único Tributario número setenta y seis millones setecientos noventa mil ciento diez guión cinco, ambos con domicilio en Camargo, Chihuahua, México, y de paso en ésta ciudad y país (en adelante, el "propietario"); y, por la otra parte, don **Kevin Robert Mitchell**, canadiense, casado, empresario, cédula de identidad para extranjeros número catorce millones cuatrocientos noventa y ocho mil novecientos diecisiete guión uno, en representación, según se acreditará, de la sociedad **MINERA POLYMET LIMITADA**, empresa minera, Rol Único Tributario número setenta y seis millones novecientos setenta y cinco mil doscientos sesenta guión nueve, ambos con domicilio en calle Baldomero Lillo número tres mil doscientos sesenta, comuna de Vallenar, Región de Atacama, y, de paso en ésta ciudad (en adelante "Polymet" o "el Beneficiario" de la Opción); los comparecientes mayores de edad y han verificado sus identidades con los documentos de identidad mencionados y declaran: **PRIMERO: Propiedades Mineras.** El propietario declara ser el dueño exclusivo de la siguiente propiedad minera de explotación, y cualquier otro derecho que surjan de dichas propiedades que se identifican como sigue: *"Concesión de Explotación denominada "Exeter Uno guión cincuenta y cuatro", registrada a nombre del propietario Minera Stamford S.A. en fojas ocho número dos del Registro de Descubrimientos del Conservador de Minas de Freirina correspondiente al año mil novecientos ochenta y ocho. En adelante y para todos los efectos del presente contrato, todos los derechos y concesiones mineras antes mencionadas será designados como la "Concesión Minera".* **SEGUNDO: Hechos Esenciales y Declaraciones.** Con respecto a la concesión minera, el propietario declara que: **a.** Tiene el dominio único y exclusivo de la Concesión Minera; **b.** No existe superposición de cualquier derecho de terceros que pudieran permitir a esta tercera parte explorar la misma área de la concesión minera; **c.** La concesión minera

está libre de hipotecas, gravámenes, prohibiciones, promesas u opciones de cualquier naturaleza, prohibiciones, litigios y otros derechos de terceros, como de todas las demás medidas legales, judiciales o voluntarias que puedan afectar, perturbar u obstaculizar su libre disposición o transferencia; **d.** No existe ningún litigio pendiente en que el propietario sea parte o tercero y no hay ninguna razón conocida para iniciar una acción judicial, ni se espera decisión judicial alguna que pueda afectarla, o que afecten o puedan afectar la titularidad del propietario; **e.** No hay, ni existe, ni hay conocimiento de otras concesiones mineras ni derechos mineros del propietario y/u otras personas afines - entendidas como tales, a todos los efectos de este contrato, como la que se refiere el artículo cien de la Ley dieciocho mil cuarenta y cinco- que está actualmente en vigor sobre la zona que comprende la cara superficial de la Concesión Minera, en lo sucesivo, Área de Interés"; **f.** La Concesión Minera no han sido objeto de otros contratos actualmente vigentes de promesa de venta o de opción minera, ni ha sido arrendada, o sujeta a contratos ni ningún tipo asignado a un tercero; y **g.** La Concesión Minera está válidamente constituida, y no es afectada por caducidad o nulidad de ningún tipo, ni hay conocimiento de que ningún tercero ha tratado de interponer acción de oposición, acción de caducidad o nulidad en contra de ella, después de haber pagado completa y oportunamente los impuestos y las patentes mineras necesarias para su constitución y protección. Las circunstancias y hechos a los que la declaración anterior se refiere tienen la naturaleza esencial y decisiva para la ejecución del presente contrato y el ejercicio de la opción contenida en el presente documento. **TERCERO: Opción Minera.** Por el presente acto, el propietario concede y otorga una opción irrevocable de compra, en los términos del artículo ciento sesenta y nueve del Código de Minería sobre la Concesión Minera identificada en la cláusula primera del presente contrato. El beneficiario, por su parte, en este acto declara haber recibido la oferta y la opción de compra y se reserva la facultad de

ejercer libremente dentro de los términos y condiciones estipulados en el presente contrato (el "Contrato" o "Contrato de Opción"). Además, las partes entienden incorporados en el presente Contrato: **a.** Cualquier otro pedimento o manifestación que el propietario o personas afines pueden hacer en el área de interés, así como las concesiones mineras originarias; y **b.** En general, todos los otros derechos que en realidad pertenecen o pertenezcan en el futuro al propietario, o personas relacionadas, que se puedan encontrar en el área de interés. Todos los derechos y las propiedades mencionadas anteriormente se entiende que son asignados y transferidos por el propietario para el beneficiario, sin costo adicional al momento del ejercicio de la opción. Para cumplir en la práctica la Opción, sin daño y lo más pronto posible, el Oferente debe: **Uno.** Obtener la transferencia a su favor o de las personas relacionadas de esos derechos y propiedades antes mencionadas que pueden figurar en la designación, o cuya posesión, uso, goce o mera tenencia puede estar en la posesión de dichas personas relacionadas, a fin de incluirlos en Contrato en una fecha posterior; **Dos.** Presentar todos los registros legales con respecto a dichos derechos y propiedades a Polymet; **Tres.** Firmar, junto con el beneficiario, los documentos públicos o privados que puedan ser necesarios para incluir expresamente los derechos y propiedades en el Contrato; y **Cuatro.** Dar la prueba, en el momento de su inclusión en el contrato, que los hechos señalados en la cláusula segunda se efectúan y, realizar las declaraciones probatorias en cuanto a los contenidos en la recientemente aludida cláusula. Todo lo anterior, de acuerdo con las condiciones que se identifican en las cláusulas siguientes. **CUARTO: Normas y Condiciones para ejercer la Opción.** Las partes acuerdan que el presente Contrato de Opción se regirá por lo estipulado en este mismo documento y por lo que establece el artículo ciento sesenta y nueve del Código de Minería. El beneficiario deberá ser legalmente competente para otorgar el consentimiento, pero en cualquier caso es necesario efectuar dicha aceptación por escritura pública otorgada ante

este mismo Notario, o quienquiera lo sustituya o reemplace en el futuro, dentro del plazo de cuarenta y ocho meses desde la fecha de la firma del presente documento, conjuntamente con el pago completo del precio dentro del mismo plazo y por los medios establecidos en las cláusulas siguientes, con la plena satisfacción del propietario. El beneficiario podrá, en cualquier momento ejercer anticipadamente la Opción por medio del pre-pago de la cantidad total del precio. La falta de pago de una cualquiera de las cuotas del precio, termina y caduca todos los derechos del beneficiario a comprar la Concesión Minera de Explotación "Exeter Uno guión cincuenta y cuatro". Se entenderá que de existir la falta de pago esta constituye un renuncia del Beneficiario y el retiro de la oferta y opción de compra. Si la renuncia es expresa o se deriva de la falta de pago de cualquiera de las cuotas de los precios, el propietario conservará para sí mismo, sin la obligación de reembolso, todas las sumas recibidas del beneficiario antes de la renuncia o falta de pago, expresas o implícitas. Las cantidades recibidas por el Propietario, de cualquier naturaleza, derivadas de este Contrato y de la renuncia o falta de pago del Beneficiario, en lo que respecta a la compra y venta de la concesión minera, se tendrán como única y suficiente compensación para el propietario, con el carácter de indemnización de perjuicios derivados del hecho de no haber podido explotar sus concesiones o llevar a cabo otras negociaciones durante la vigencia de este contrato. La obligación de pago del beneficiario, se entenderá realizada plenamente si se ejecuta la opción de la manera mencionada anteriormente: una transferencia bancaria a nombre del propietario o, a quién éste haya designado, efectuada conjuntamente con la escritura de aceptación de la opción suscrita ante el mismo notario que autoriza este documento o ante quien lo suceda o subrogue, con instrucciones de entregarlo al propietario tan pronto el notario haya verificado que la concesión minera haya quedado registrada a nombre del beneficiario y están libres de hipotecas, gravámenes, prohibiciones y litigios. Si este Contrato termina por no

pago de una cualquiera de las cuotas, se rescinde por cualquier motivo o queda sin efecto, Polymet debe suscribir, dentro del plazo de treinta días hábiles, un documento público por el cual termina, levanta y cancela todos los registros, subregistros y anotaciones que se hayan realizado en el Registro del Conservador de Minas correspondiente como consecuencia de este contrato o en relación con él. En su defecto, las partes facultan desde ya al Propietario para suscribir tal documento a partir del término de dicho plazo sin que se hubiere efectuado por el Beneficiario. **QUINTO: Precio y condiciones de pago.** El precio único de la compra y venta propuesta es la cantidad de ciento cincuenta mil dólares de los Estados Unidos de América, que se paga y se hará efectiva en las cantidades y las fechas que se detallan de la siguiente manera: **a.** La cantidad de veinticinco mil dólares de los Estados Unidos de América, que será pagado en este acto al Propietario que declara haber recibido a su total y completa satisfacción; **b.** La cantidad de veinticinco mil dólares de los Estados Unidos de América, dentro del plazo de doce meses a partir de la fecha del presente documento, es decir, a más tardar el día doce de Mayo de dos mil dieciséis; **c.** La cantidad de veinticinco mil dólares de los Estados Unidos de América, dentro del plazo de veinticuatro meses a partir de la fecha del presente documento, es decir, a más tardar el día doce de Mayo dos mil diecisiete; **d.** La cantidad de veinticinco mil dólares de los Estados Unidos de América, dentro del plazo de treinta y seis meses a partir de la fecha del presente documento, es decir, a más tardar el día doce de Mayo de dos mil dieciocho; **e.** La cantidad de cincuenta mil dólares de los Estados Unidos de América, dentro del plazo de cuarenta y ocho meses a partir de la fecha del presente documento, es decir, a más tardar el día doce de Mayo de dos mil diecinueve. Sólo una prueba expresa de que se ha efectuado el pago de las cantidades indicadas en las letras **b.** a **e.** autorizará al beneficiario a mantener la vigencia y el ejercicio de la opción de adquirir la Concesión Minera. Se entiende expresamente, como ya se dijo, que la falta de pago de una cualquiera

de las cuotas califica como una renuncia o desistimiento de la opción de la concesión de explotación EXETER Uno guión cincuenta y cuatro por parte del beneficiario, bastando el sólo transcurso del plazo sin que se haya demostrado el pago respectivo para que ello ocurra. Todos los pagos se realizarán en dólares mediante depósito o transferencia a una cuenta bancaria designada por el Propietario. El Propietario desde ya designa y faculta para que los dineros provenientes de las cuotas de precio sean depositadas en la cuenta que determine por escrito el representante legal del Propietario, David Marcus Mitchell, bastará como prueba del pago la constancia bancaria de haberse efectuado dicha transferencia o depósito en dicha cuenta. Para todos los efectos legales, David Marcus Mitchell en su calidad de representante legal de Minera Stamford, asume todas las responsabilidades respecto de los eventuales pagos de impuestos por parte del Propietario. **SEXTO: Royalty.** Adicionalmente al precio de la compraventa ofrecida pactado en este documento, una vez ejercida la opción, el beneficiario pagará al propietario, sujeto al cumplimiento de las condiciones mencionadas a continuación, una regalía ("Royalty", "Royalty NSR " o "NSR Royalty"). **Uno.** La Regalía, a la que se refiere la presente cláusula, se compone de una cantidad de dinero equivalente al uno coma cinco por ciento de los rendimientos netos de producción, ya sea de fundición o "Net Smelter Return" o "NSR", o de venta de minerales, colpas o concentrados de cualquier mineral extraído de las pertenencias, que Polymet reciba por la venta de los mismos, especialmente y sin que ello constituya una exclusividad, concentrados, coplas o rocas con contenido de oro y otro mineral, lingotes y otros productos obtenidos de la recuperación de finos con contenido de oro, cobre, cobalto y/o cualquier otro mineral extraídos de las Concesiones Mineras ("Royalty NSR" o "NSR archivo") o el mismo porcentaje en la venta de minerales (cualquiera sea su estado) extraídos de la Concesión Minera. **Dos.** El Royalty mencionado sólo se devengarán si presenta todas las características siguientes: **a.** Una vez ejercida y pagada la opción, Polymet inicia producción

comercial en las Concesiones Mineras, conforme a lo que se entiende por esto y lo que se indica a continuación; **b.** Se extraen como beneficio de la mina, ya sea de las instalaciones que Polymet construya o de instalaciones de terceros, el metal de oro, lingotes y otros productos obtenidos de la recuperación de los contenidos finos de oro, cobre, cobalto o cualquier otro mineral de las concesiones mineras; **c.** El Royalty se reciben una vez efectuadas las deducciones correspondientes según liquidación de Enami o de la empresa que beneficie el mineral. En el evento que sea el propio beneficiario quién efectúe el proceso de beneficio, se aplicará como descuento el valor que ENAMI hubiera aplicado en igual circunstancia. El Royalty NSR devengará en las condiciones anteriores y se mantendrá en vigor durante el tiempo que las concentraciones o aglomerados son producidos por la mencionada mina. **Tres.** Se entenderá que "los retornos netos de fundición o venta" son la cantidad bruta que Polymet ha recibido de la venta del mineral o de los concentrados, o del metal de oro, lingotes y de los otros productos obtenidos de las propiedades que Polymet ha adquirido directamente como consecuencia de este Contrato, menos, sucesivamente: Todos los costos, gastos o ajustes correspondientes a la fundición, refinación, gestión y venta, que la fundición, refinación u otro comprador final ha incurrido, de conformidad con la liquidación que al efecto efectúe ENAMI; en el evento de ser un tercero, o el propio beneficiario, se deducirá el monto que resulte menor entre los gastos de liquidación de dicho tercero o beneficiario y los que en igual condición pueda efectuar ENAMI; "La producción comercial", y como tal la fecha de inicio, se entenderá como el comienzo de la primera venta a un chileno o extranjero de cualquier mineral en el estado que sea o de la venta de minerales en bruto procedente de las Concesiones Mineras. La extracción realizada con el propósito de obtener los minerales para la realización de pruebas metalúrgicas para evaluar el sitio son permitidas en las condiciones y tonelajes normales de la industria para estos efectos. Aún así, antes de

ejercer la opción, el Beneficiario no podrá extraer o vender cualquier sustancia mineral extraída de las Concesiones Mineras, a excepción de los fines de las pruebas metalúrgicas indicados anteriormente. **Cuatro.** El Royalty se devengará semestralmente, y una vez devengados se pagarán dentro de los sesenta días hábiles siguientes al final de los seis meses naturales anteriores. Para tales efectos, el Beneficiario preparará una liquidación semestral con registros suficientes para determinar su fuente de origen, que se pondrá a disposición del propietario o los representantes del propietario, junto con la liquidación o liquidaciones de ENAMI o la comparación con la liquidación que ENAMI hubiese efectuado en iguales condiciones. Si el propietario no hace las observaciones en relación con la liquidación dentro de los treinta días hábiles siguientes a la presentación por parte de Polymet, se entenderá que dicha liquidación ha sido aprobada total y definitivamente y que el pago correspondiente ha finiquitado la compensación requerida para el periodo liquidado. El propietario tendrá el derecho de solicitar todos los antecedentes pertinentes y una auditoría independiente para verificar la liquidación realizada y sus registros. Cualquier retraso en la entrega de antecedentes o la presentación de objeciones suspenderá el plazo para los efectos de la aprobación tácita de la liquidación. **Cinco.** El propietario declara que entiende que las obligaciones establecidas en esta cláusula tienen carácter modal, ya que están sujetos, tanto a ciertos hechos o condiciones que dependen de informes, así como los casos específicos de la actividad de exploración o explotación minera. El propietario acepta que Polymet-en su posición contractual de comprador tiene la idoneidad técnica y la experiencia profesional de administración, para decidir, a su entera discreción, si se inicia o no la construcción de una mina que incluye la explotación de la Concesión Minera, si procede o no iniciar la producción comercial, la clase, tamaño, tipo, categoría, técnicas, el tiempo, las épocas y todos los demás antecedentes de la Mina y la producción comercial, en todo caso una vez ejecutada la Opción Minera. **Seis. a.** El beneficiario deberá

notificar al propietario del cumplimiento de las condiciones o hechos que provocan el inicio del pago de la regalía NSR, tan pronto como se produzcan; **b.** La confirmación de depósito / transferencia del pago de la regalía se llevará a cabo en las oficinas del notario que autoriza el presente Contrato, o cualquiera que lo subrogue o reemplace. El pago se efectuará a través del depósito o transferencia en la cuenta que el representante del Propietario, David Marcus Mitchell especifique de acuerdo a este contrato; **c.** El pago semestral del Royalty se llevará a cabo por medio de un cheque de caja, o vale vista a nombre del Propietario, endosable; **d.** El pago se hará en dólares de los Estados Unidos de América y siempre su equivalencia en el evento que se efectúen ventas nacionales en pesos, será su valor por el Dólar Observado del Banco Central para el día de pago; **Siete.** En cualquier momento antes del ejercicio de la opción y con sujeción a los términos establecidos en la cláusula séptima que sigue, el beneficiario podrá adquirir el cien por ciento del derecho a Royalty. El precio de compra de dicho derecho se fija anticipadamente en la suma equivalente de: setecientos cincuenta mil dólares de los Estados Unidos de América. El procedimiento para la adquisición de los derechos de Royalty por el beneficiario será el siguiente: **a.** El beneficiario deberá comunicar por escrito al propietario de la intención de certificar las reservas inferidas existentes en las Concesiones Mineras y proponer un tercero para realizar dicha certificación. La notificación debe ser entregada a mano, con acuse de recibo por parte del propietario, o por medio de una carta notarial enviada al domicilio del propietario establecido al comienzo del presente documento, o como se indica más adelante para estos fines; **b.** El propietario tendrá un plazo de diez días hábiles para manifestar su acuerdo o desacuerdo con respecto al tercero propuesto para la certificación, que debe hacerse por escrito en la forma indicada anteriormente en el párrafo anterior. Al no recibir comunicación dentro de dicho plazo, se entenderá que la designación ha sido aceptada. En el caso de que no se llegue a acuerdo en cuanto a la designación, las

partes se reunirán con el propósito de llegar a un acuerdo en un plazo máximo de cinco días hábiles desde la recepción de la comunicación escrita por parte del Titular de declarar su desacuerdo. Si el acuerdo entre las partes no se puede llegar en este caso, se requerirá la intervención de un árbitro en los términos previstos en la cláusula quince que sigue; **c.** El precio de la compra y la venta debe ser pagado junto con la ejecución de la venta de dicho derecho. El documento de compra y venta de derecho de Royalty se anotará al margen del presente documento con el fin de hacer público el hecho de haber materializado la compra de derechos; **d.** Sin perjuicio de lo estipulado anteriormente, las Partes establecen expresamente que, en virtud del presente documento, el propietario está obligado a no vender, transferir o el establecimiento de cualquier tipo de derecho u obligación con respecto a la Royalty y, a abstenerse de entrar en cualquier acto o contrato con terceros, sin ofrecerlo primero al Beneficiario, mantener esto como la principal opción de compra. En ningún momento el propietario podrá vender su Royalty a un tercero en los términos y condiciones de precios más favorables para el comprador eventual que las ofrecidas al beneficiario. Si el propietario desea vender, ceder, asignar o transferir el Royalty, el beneficiario dispondrá de un derecho de preferencia para adquirir el Royalty, de conformidad con lo establecido de la siguiente manera: **a.** El propietario debe notificar por escrito al beneficiario de su intención de vender, ceder, asignar o transferir el Royalty. La notificación debe ser entregada a mano, con acuse de recibo por parte del beneficiario, o por medio de una carta notarial enviada al domicilio del beneficiario establecido en la sección que aparece del presente documento, o como se indica más adelante para estos fines . En la comunicación de los precios, términos y condiciones de la venta del Royalty deben indicarse; **b.** El beneficiario, dentro de los sesenta días siguientes a la fecha en que se recibió la notificación, puede comunicarse la decisión de comprar el Royalty bajo los términos y condiciones señalados en el

anuncio de la Propiedad. La venta del Royalty debe concretarse ante el mismo Notario que autoriza este documento, o cualquiera que lo subrogue o sustituya, dentro del término de treinta días siguientes a la fecha en que el beneficiario envía la comunicación de aceptación de la oferta de venta. En la misma comunicación, el beneficiario deberá indicar la fecha y la hora en que se celebró la compra y venta, citando la presencia del Notario correspondiente al acto de la firma; **c.** El precio de la venta se debe pagar junto con la ejecución de la compra y la venta de dicho Royalty. El beneficiario podrá estar de acuerdo con todas y cada una de las cláusulas y disposiciones de la escritura pública a que se refiere, y sus documentos complementarios, además de ser capaz de incluir un acuerdo con las cláusulas de mediación, de renunciar a la acción resolutoria, para firmar instrucciones notariales y todos los otros que puedan ser necesarios para los fines indicados anteriormente. El documento de compra y venta se anotará al margen de la matriz del presente documento con el fin de hacer público el hecho de haber materializado la compra y venta de derechos; **d.** Si el beneficiario no comunica la intención de comprar el Royalty, el propietario puede vender el Royalty bajo los términos y condiciones iguales o más ventajosas para el propietario en el plazo de 30 días desde el vencimiento del plazo máximo para la aceptación de la oferta hecha por el propietario. Del mismo modo, si el beneficiario envía una comunicación de aceptación de la oferta de compra y no está de acuerdo con el día y hora indicados para la ejecución del documento de compra y venta del Royalty, el propietario podrá, dentro del término de treinta días a partir de dicha fecha, vender, asignar, o transferir el Royalty a terceros bajo términos acordados libremente. Sin perjuicio de lo anterior, en cualquier caso, el beneficiario deberá mantener el derecho reconocido en el número siete anterior, teniendo que establecer esta situación en el contrato que sirve de título para la adquisición por parte de terceros, además de declarar que el presente contrato y toda la obligaciones que el cedente ha contraído en virtud

del presente Contrato en relación con la regalía deberán cumplirse exactamente en los mismos términos como si este contrato había sido celebrado por el cesionario y estar obligado a imponer las mismas obligaciones a cualquier cesionario futuro. **e.** Si el propietario tiene que vender, ceder o transferir el Royalty a un tercero dentro de los términos indicados anteriormente, se debe iniciar nuevamente el proceso establecido en el presente numeral, para cualquier venta futura. **<u>SEPTIMO</u>: Estudio de la Concesión Minera.** Durante el período de opción, el beneficiario tendrá derecho, libre de todo cargo o compensación, para explorar y estudiar las Concesiones Mineras, sus reservas, las posibilidades de explotación y características técnicas. Este derecho podrá ser ejercido en la superficie y el subsuelo que ocupan las Concesiones Mineras, dentro de sus límites, a partir de la fecha de la firma de este Contrato de Opción. Tras el ejercicio de los derechos que se ha indicado, el beneficiario podrá entrar en el área de las concesiones mineras con su personal, contratistas, asesores, material, equipo y otros medios, para aplicarlos a los fines indicados, a fin de realizar muestreo, perforación y llevar a cabo otros trabajos de minería, en la medida que sean necesarios o convenientes para ejecutar competentemente los estudios identificados. La actividad de exploración puede llevarse a cabo diariamente durante veinticuatro horas según se considere conveniente, de acuerdo con las normas de funcionamiento y la legislación minera y, ambiental correspondiente. Las muestras y pruebas obtenidas por el beneficiario durante los estudios no serán consideradas extracción de mineral si se acredita que fueron extraídas para fines de investigación y análisis. En el caso de abandono o renuncia de la Opción, el beneficiario deberá presentar al propietario, dentro de un plazo razonable y sin cargo alguno, toda la información obtenida como resultado de la exploración realizada en las Concesiones Mineras. Esta información incluirá los informes que contienen los resultados completos o parciales de los geológicos, geoquímicos, estudios metalúrgicos e hidrológicos, muestras y testigos

de perforación, planes de exploración e informes geofísicos y toda la información interpretativa obtenida del trabajo de exploración llevadas a cabo. Por su parte, el beneficiario será el único responsable y debe mantener indemne al propietario por cualquier daño, pérdida, responsabilidad, multas, sanciones y gastos u otra responsabilidad derivados de las operaciones que se lleven a cabo por el beneficiario en cualquier momento anterior a la fecha en que el beneficiario ejerza este Contrato de Opción. **OCTAVO: Minería.** Cualquier minería o explotación de minerales una vez ejercida la opción de conformidad con este contrato, estará sujeta a una regalía mínima de la siguiente manera, la que no contraviene ni se superpone a la Regalía pactada: **a)** dos mil quinientos dólares de los Estados Unidos de América, pago por mes para de cero a cinco mil toneladas minadas por mes, debiendo efectuarse el pago debido antes del primer día del mes siguiente; y **b)** cero punto veinticinco dólares de los Estados Unidos de América, por tonelada de más de cinco mil toneladas por mes, debiendo efectuarse el pago debido antes del primer día del mes siguiente. **NOVENO: Información.** El beneficiario deberá informar al propietario por escrito trimestralmente el estado de la obra o actividad de exploración de las concesiones mineras llevada a cabo por el beneficiario, conjuntamente con los permisos obtenidos o solicitudes en trámite de los mismos. Esta notificación deberá ser enviada al propietario a más tardar el día treinta y uno de enero, treinta y uno de abril, treinta y uno de julio y el treinta y uno de octubre de cada año en que el contrato sigue vigente. **DECIMO: Pago de Patentes.** Polymet deberá pagar todas Patentes iniciando con el pago actualmente adeudado a más tardar el día diecinueve de junio de dos mil quince. Las Partes acuerdan que las patentes mineras devengadas durante la vigencia actual de la opción minera, de la que se da cuenta en este documento, deberán ser pagadas por el beneficiario, y dar cuenta del pago correspondiente mediante recibo de pago. Así mismo, las Partes acuerdan que los gastos asociados con el procesamiento, el establecimiento, la defensa y el

mantenimiento de las concesiones mineras que se producen durante el período en que la opción minera, de la que se da cuenta en este documento, y mientras está en vigor, serán pagados por el Beneficiario, debiendo efectuar la presentación de los recibos correspondientes de pago al propietario. Sin perjuicio de lo anterior, las partes acuerdan que el beneficiario será el único responsable de los procedimientos de constitución, publicación y registro de las concesiones mineras, así como para la defensa y el mantenimiento de la misma, durante el plazo de la opción, debiendo ejercer y procesar todas y cada una de las acciones judiciales y apelaciones necesario y / o conveniente para proteger y mantener la vigencia de las concesiones mineras, incluida la obligación de deducir de la oposición, las fechas de caducidad y nulidad e impugnar aquellos que presentan oposiciones. A pesar de esto, el propietario puede personalmente llevar a cabo todas las acciones y el ejercicio de las acciones que se consideren pertinentes para la conservación de las Concesiones Mineras, hecho que ningún caso implica que el beneficiario está libre de su responsabilidad. En vista de lo anterior, en este acto, el propietario otorga poder especial al beneficiario, de manera que podrá, por medio de sus representantes o el poder de los abogados especialmente designados para tales fines, lo representará en todas las acciones judiciales que se relacionan a la protección de las Concesiones Mineras, que se atribuyen al beneficiario con las facultades establecidas en ambos incisos del artículo VII Código de Procedimiento Civil, en especial la que se autoriza al beneficiario para que cese la acción presentada, aceptar la demanda contraria, absolver posiciones, rechazar las apelaciones o términos legales, ceder o aprobar compromiso, otorgar poderes arbitrales en árbitros, aprobar y recibir acuerdos. <u>**DECIMO PRIMERO**</u>**: Prohibición.** El propietario, en este acto, establece a favor del beneficiario una prohibición de hipotecar, transferir y entrar en los actos y contratos sobre la concesión minera, sin el previo consentimiento por escrito del beneficiario, y del mismo modo sobre la totalidad de las manifestaciones, pedimentos y/o

concesiones mineras para la exploración o explotación de que el propietario pueda haber solicitado, adquirido y / o de los cuales puede ser el propietario hasta la fecha, en el área de interés. **DECIMO SEGUNDO: Estado de la Propiedad.** La concesión minera, así como cualquier otro derecho de explotación minera, serán vendidos en especie, en el estado en que se encuentran, que es conocido por el beneficiario, y con todos sus usos activos o pasivos, costumbres, derechos y obligaciones con todos sus Patentes hasta la fecha, libres de hipotecas, gravámenes, prohibiciones, litigios, las restricciones, los contratos de compra y venta de minerales in situ, arrendamientos o cualquier otro tipo de actos o contratos, hipotecas o real o derechos personales que pueden impedir el libre uso, disfrute, disposición y aplicación de las Concesiones Mineras. **DECIMO TERCERO: Entrega Material.** La entrega material de las Concesiones Mineras se hace en este acto, a los efectos del estudio y la exploración autorizada, todo de acuerdo a lo que se establece en el presente documento. Todo lo anterior es sin perjuicio de la declaración de este tipo en el momento de la aceptación definitiva de la opción de compra. **DECIMO CUARTO: Las asignaciones y transferencias a terceros.** El propietario podrá autorizar al beneficiario a vender, ceder, transferir o disponer de cualquier otra forma, en todo o en parte, de sus derechos en el presente Contrato, siempre que el comprador o cesionario de los derechos del beneficiario declare en el contrato que sirve como adquisición de la propiedad, que cumplirán exactamente todos y las mismas obligaciones que el cedente ha contraído en virtud del presente Contrato, en los mismos términos y como si el contrato había sido firmado por dicho cesionario y está obligado a imponer obligaciones iguales a cualquier cesionario futuro. Asimismo, el propietario podrá autorizar el beneficiario a ejercer la opción de comprar directamente o por medio de una empresa designada por el beneficiario para dicho propósito. El propietario podrá ceder los derechos y obligaciones correspondientes a este contrato con el consentimiento previo por

escrito del beneficiario. **DECIMO QUINTO: Cumplimiento de ley minera y ambiental aplicable.** El beneficiario de la presente opción será responsable de cualquier tipo de accidente, sea intencional o casual, doloso o negligente, que se produzca durante el tiempo que el presente contrato de opción minera se encuentre vigente. A mayor abundamiento, el beneficiario es responsable de mantener la propiedad minera en condiciones de seguridad de acuerdo a la ley de minería chilena. El beneficiario debe observar todas las leyes mineras y ambientales de chilenas y es responsable por todo daño ambiental producido como asimismo de cualquier tipo de multa o sanción otorgada por la autoridad competente de Chile. **DECIMO SEXTO: Gastos.** Los gastos incurridos en la preparación y ejecucion del presente documento como en los documentos de aceptación y gastos correspondientes a las inscripciones en el Registro de Minas será de responsabilidad del Beneficiario. Los gastos de las copias de dichos registros serán de responsabilidad de quienes las soliciten. Cada parte asumirá el pago de los impuestos y otros gastos personales derivados del presente contrato. Finalmente, el Beneficiario será responsable de la inscripción de este contrato en el registro minero de Freirina, Tercera Región de Atacama. **DECIMO SEPTIMO: Arbitraje.** Cualquier dificultad o controversia que se produzca entre los contratantes respecto de la aplicación, interpretación, duración, validez o ejecución de este contrato o cualquier otro motivo será sometida a arbitraje, conforme al Reglamento Procesal de Arbitraje del Centro de Arbitraje y Mediación de Santiago, vigente al momento de solicitarlo. Las partes confieren poder especial irrevocable a la Cámara de Comercio de Santiago A.G., para que, a petición escrita de cualquiera de ellas, designe a un árbitro arbitrador de entre los integrantes del cuerpo arbitral del Centro de Arbitraje y Mediación de Santiago. En contra de las resoluciones del arbitrador no procederá recurso alguno, renunciando las partes expresamente a ellos. El árbitro queda especialmente facultado para resolver todo asunto relacionado con su

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competencia y/o jurisdicción. <u>**DECIMO OCTAVO**</u>**: Término, Modificaciones y Acuerdo.** En el evento de que alguna de las partes no cumpliera estrictamente con lo estipulado en la presente escritura, esto no podrá constituir bajo ninguna circunstancia alguna modificación o retiro de alguna de las clausulas aqui señaladas ni será considerado como limitante para ejercer alguno de los derechos contemplados en el presente contrato. Ninguna modificación de cualquier tipo de este contrato será válida a menos que se haga por escrito y debidamente firmada por las partes. El presente contrato contiene un acuerdo total de las partes y sustituye a todos los acuerdos anteriores y entendimientos entre las partes relacionadas con el tema objeto de este contrato. Este contrato será obligatorio para las partes y será válido para los respectivos sucesores y cesionarios permitidos de cada parte. <u>**DECIMO NOVENO**</u>**: Autorización de ingreso al área de interés.** Mientras los terminos y obligaciones del presente contrato se encuentren vigentes, el Propietario podrá siempre ingresar al área de interés teniendo un irrestricto acceso a todos los sectores de dicha área, previa coordinación entre las partes con cuarenta y ocho horas de anticipación, y dicha visita deberá realizarse siempre en día hábil entre las nueve y dieciocho horas, todo en cumplimiento de las medidas de securidad impartidas por el Beneficiario. El Beneficiario no será responsable de cualquier accidente que podría ocurrir en el uso de lo señalado en la presente cláusula, ya sea que lo ocurra al Propietario, sus asistentes o sus representantes en cualquiera de las visitas acordadas. <u>**VIGESIMO**</u>**: Facultad al Portador y Mandato.** Se faculta al portador de copia autorizada de la presente escritura para requerir las inscripciones, subinscripciones y anotaciones que procedan ante el Conservador de Bienes Raíces correspondiente, pudiendo firmar minutas si fuere necesario. Asimismo, los comparecientes otorgan mandato irrevocable al abogado don Cristián Amunátegui García - Huidobro, para que actuando en nombre y representación de las partes, suscriba y otorgue cualquier escritura o instrumento, público o

privado, rectificatorio o complementario de la presente escritura, que sea necesario, en caso de existir algún reparo por el señor Conservador para inscribir el presente contrato de opción minera. **VIGESIMO PRIMERO: Legislación aplicable y domicilio.** Para todos los efectos del presente contrato, las partes fijan su domicilio en la ciudad de Santiago, Chile. **Personerías.** La personería de don Kevin Mitchell para representar a la sociedad Minera Polymet Limitada consta de escritura pública constitución de sociedad de fecha diecisiete de Julio de dos mil siete otorgada en la Notaría de Vallenar de don Ricardo Olivares Pizarro. La personería de don David Marcus Mitchell para representar a la sociedad Minera Stamford S.A. consta de escritura pública de fecha primero de julio de mil novecientos noventa y seis otorgada en la Notaría de Vallenar de don Hernán Zúñiga. Dichas personerías no se insertan por ser conocidas de las partes y del Notario que autoriza. En comprobante y previa lectura, firman los comparecientes. Se dio copia y anotó en el Libro de Repertorio con el número señalado. Doy fe.

David Marcus Mitchell

pp. **MINERA STAMFORD S.A.**

Kevin Mitchell

pp. **MINERA POLYMET LIMITADA**

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REPERTORIO
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ESTA COPIA ES TESTIMONIO FIEL DEL ORIGINAL

Santiago, -3 JUN 2015

EDUARDO AVELLO CONCHA - NOTARIO PUBLICO - NOTARIA N° 27 - SANTIAGO